UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 10, 2021
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CDW CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International
Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (847) 465-6000
None
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
CDW Corporation (the "Company") is furnishing under cover of this Current Report on Form 8-K a copy of its press release dated February 10, 2021 announcing its fourth quarter 2020 financial results. The press release is attached to this report as Exhibit 99.1 and incorporated herein by reference. The Company is furnishing this information in connection with its previously announced webcast conference call to be held on February 10, 2021 at 8:30 a.m. ET / 7:30 a.m. CT to discuss these results.
The information contained under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
Quarterly Cash Dividend
On February 10, 2021, the Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.40 per common share to be paid on March 10, 2021 to all stockholders of record as of the close of business on February 25, 2021. A copy of the press release announcing the declaration of the quarterly cash dividend is attached to this report as Exhibit 99.2 and incorporated herein by reference.
Share Repurchase Program
The Company’s Board of Directors authorized a $1.25 billion increase to the Company’s share repurchase program under which the Company may repurchase shares of its common stock in the open market or through privately negotiated or other transactions, depending on share price, market conditions and other factors. The increase to the share repurchase program is effective immediately and is incremental to the $338 million unused in the repurchase program as of December 31, 2020. The Company intends to conduct any open market share repurchases in compliance with the safe harbor provisions of Rule 10b-18 of the Exchange Act. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of its shares, and repurchases may be commenced or suspended from time to time without prior notice.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated February 10, 2021, announcing fourth quarter 2020 financial results.
99.2	Press release dated February 10, 2021, announcing share repurchase program increase and dividend declaration.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: February 10, 2021	By:	/s/ Collin B. Kebo
Collin B. Kebo
Senior Vice President and Chief Financial Officer